NYC Moda Inc.

547 N Yale Avenue

Villa Park IL 60181

November 22, 2011

United States

Securities and Exchange Commission

Washington, DC 20549

Re:

Registration Statement on Form S-1

Amendment No. 4

   Filing No. 333-175483

Dear Mr. Reynolds

In response to your letter dated October 26, 2011, which included comments regarding our registration statement, we have prepared the following responses:

Form S-1/A, filed October 26, 2011

Management’s Discussion and Analysis of Financial Condition and Results of Operation, page 17

1.  We note your revised disclosure in response to comment six of our letter dated September 27, 2011 and partially reissue the comment.  Please revise to clarify the estimated costs associated with each milestone.  We continue to note your minimum cost exceeds the minimum amount set forth for certain milestones such as the “3rd-4th month” and “5th to 6th month.”  Please clarify.

The disclosure has been revised for clarity to more clearly disclose the timeframe and estimated cost of each milestone.

Statement of Cash Flows, page 43

2.  We note the statement of cash flows is incomplete.  Please revise to include the missing sections, i.e., the cash flows from operating and investing activities.

The missing page of the statement of cash flows has been inserted.

Please direct any further comments or questions you may have to the company's attorney Mrs. Jody M. Walker, Attorney At Law at7841 South Garfield Way, Centennial, CO 80122.  Phone 303-850-7637   Fax 303-482-273

Sincerely,

/s/ Ilona Svinta

ILONA SVINTA